EXHIBIT 99.2
FICO SCORE
----------             Note:  Cells in red font are calculations

                       COLLATERAL CUTS FOR 2003 NC1


FICO            Total Balance          LTV    Adjusted Balance[1]    WA LTV   WA DTI   WA FICO   % SFD/  % Owner   % Full  % Cashout
                  Amount        %              Amount        %[2]                                   PUD     Occ.     Doc.       Refi
------------------------------------------------------------------------------------------------------------------------------------
FICO NA             153,878    0%    > 65.0       153,878      0%     74.76    34.53         -   100.00   100.00   100.00    100.00
0 - 499.99                     0%    > 65.0                    0%
500 - 549.99    277,868,040   28%    > 70.0   211,494,351     21%     76.05    40.39    526.00    90.80    97.20    69.20     72.40
550 - 574.99    136,382,899   14%    > 70.0   109,917,816     11%     77.76    39.58    562.00    90.50    95.90    64.30     69.90
575 - 599.99    140,664,096   14%    > 70.0   113,651,787     11%     78.62    39.75    587.00    88.20    96.30    59.30     68.10
600 - 619.99    113,497,560   11%    > 70.0    95,610,643     10%     79.47    39.50    609.00    84.90    92.50    51.20     63.70
620 - 649.99    146,747,278   15%    > 80.0    80,057,375      8%     81.76    39.25    634.00    83.30    91.90    46.60     63.40
650 - 679.99     86,796,578    9%    > 80.0    45,164,719      4%     81.37    39.27    664.00    81.20    92.70    40.50     54.80
680 - 699.99     39,411,452    4%    > 85.0    12,550,368      1%     79.48    41.23    689.00    79.80    94.00    37.60     54.00
700 - 749.99     42,493,455    4%    > 85.0    14,104,997      1%     81.76    40.39    719.00    80.70    89.20    35.40     37.20
750 - 799.99     20,461,058    2%    > 85.0     5,457,160      1%     78.62    40.14    768.00    71.10    89.20    45.70     38.30
800 +               668,230    0%    > 85.0       668,230      0%     90.71    39.75    808.00        -   100.00   100.00     15.60
------------------------------------------------------------------------------------------------------------------------------------
TOTAL         1,005,144,524  100%             688,831,324     69%     78.76    39.85    596.00    86.50    94.60    56.20     64.70
------------------------------------------------------------------------------------------------------------------------------------
  FICO:  AVERAGE        596            MIN:           500    MAX:       809
                -----------                --------------        ----------



DEBT TO INCOME (DTI) RATIO
--------------------------

DTI               Total Balance         FICO    Adjusted Balance[1]  WA LTV   WA DTI   WA FICO   % SFD/  % Owner   % Full  % Cashout
                    Amount        %              Amount        %[2]                                 PUD     Occ.     Doc.       Refi
-----------------------------------------------------------------------------------------------------------------------------------
<= 20              27,816,807    3%    < 550     8,115,811       1%   74.35    15.17    595.59    85.10    83.30    40.20      70.10
20.001 - 25.00     45,369,596    5%    < 550    13,639,500       1%   76.58    22.77    590.03    89.60    91.40    52.80      68.80
25.001 - 30.00     77,123,428    8%    < 575    30,704,688       3%   77.31    27.68    593.47    88.40    94.50    54.60      68.00
30.001 - 35.00    128,241,843   13%    < 575    51,694,433       5%   78.10    32.57    596.55    87.60    94.00    54.00      69.40
35.001 - 40.00    173,124,518   17%    < 600    89,252,180       9%   78.59    37.56    599.88    85.70    95.40    49.20      64.60
40.001 - 45.00    218,619,069   22%    < 625   137,410,945      14%   81.00    42.66    604.52    84.90    95.80    51.80      59.40
45.001 - 50.00    253,754,331   25%    < 650   207,688,313      21%   79.34    47.80    594.86    86.40    94.60    62.10      64.20
50.001 - 55.00     69,925,026    7%    < 675    65,534,060       7%   76.85    52.75    570.99    87.30    95.80    78.00      66.50
55+                11,169,905    1%    < 700     9,685,257       1%   73.70    57.88    606.09    90.10    95.40    73.90      63.40
------------------------------------------------------------------------------------------------------------------------------------
TOTAL           1,005,144,524  100%            613,725,187      61%   78.76    39.85    596.20    86.50    94.60    56.20      64.70
------------------------------------------------------------------------------------------------------------------------------------
   DTI:  AVERAGE        39.85           MIN:          0.05     MAX:   62.97
                -------------               --------------         --------



LOAN TO VALUE (LTV) RATIO
-------------------------

LTV               Total Balance          DTI    Adjusted Balance[1]  WA LTV   WA DTI   WA FICO   % SFD/  % Owner   % Full  % Cashout
                    Amount        %              Amount        %[2]                                 PUD     Occ.     Doc.       Refi
-----------------------------------------------------------------------------------------------------------------------------------
less than 60.00    67,350,352    7%     > 50     6,633,509       1%   49.95    37.92    584.00    83.00    91.20    53.80      77.80
60.01 - 70.00     114,489,208   11%     > 50    13,274,826       1%   66.64    38.91    583.00    86.00    93.30    51.90      75.70
70.01 - 80.00     389,660,709   39%     > 50    32,335,704       3%   77.89    39.75    588.00    85.30    92.60    53.10      67.00
80.01 - 85.00     233,128,221   23%     > 50    19,973,081       2%   84.61    40.55    589.00    86.50    95.60    60.70      62.30
85.01 - 90.00     179,794,796   18%     > 50     8,877,811       1%   89.72    40.53    629.00    90.60    98.80    56.00      54.00
90.01 - 95.00      20,721,239    2%     > 50                     0%   94.86    39.55    656.00    86.10   100.00    98.00      39.20
95.01 - 100.00                   0%     > 50                     0%
100+                             0%     > 50                     0%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL           1,005,144,524  100%             81,094,931       8%   78.76    39.85    596.00    86.50    94.60    56.20      64.70
-----------------------------------------------------------------------------------------------------------------------------------
   LTV:  AVERAGE        78.76           MIN:         12.09     MAX:   95.00
                -------------               --------------         --------

----------

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket
[2] Percent of the Aggregate Principal Balance.


PRINCIPAL BALANCE
-----------------

Scheduled                   Total Balance           WA      WA LTV      WA DTI      % SFD/     % Owner     % Cashout       % Full
Principal Balance        Amount            %      FICO                                 PUD        Occ.          Refi         Doc.
----------------------------------------------------------------------------------------------------------------------------------
0 - $50K                19,952,399        2%       575       70.36       35.24       88.20       80.20         73.90       72.60
$51 - $200K            490,430,540       49%       583       77.89       38.63       87.20       93.90         65.60       65.00
$200.1 - $300K         257,277,242       26%       596       80.10       41.36       84.20       95.00         67.80       50.80
$300.1 - $400K         125,811,268       13%       614       81.14       41.41       84.20       96.00         62.20       44.30
$400.1 - $500K          80,112,953        8%       631       79.43       41.08       89.90       97.30         54.00       43.30
$500.1 - $600K          20,868,707        2%       649       75.99       39.23       89.50       97.20         62.80       31.90
$600.1 - $700K           9,073,625        1%       693       75.23       39.31      100.00      100.00         43.70       29.30
$700.1 - $800K             750,000        0%       617       72.01       48.30      100.00      100.00        100.00      100.00
$800.1 - $900K             867,789        0%       685       70.00       62.97      100.00      100.00             -      100.00
$900.1 - $1000K                           0%
>$1000K                                   0%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,005,144,524      100%       596       78.76       39.85       86.50       94.60         64.70       56.20
----------------------------------------------------------------------------------------------------------------------------------
        PRINCIPAL BALANCE: AVERAGE  155,909        MIN:     25,170         MAX:    867,789
                                  ---------            -----------             -----------



DOCUMENTATION TYPE
------------------

Doc Type                   Total Balance            WA      WA LTV      WA DTI      % SFD/     % Owner     % Cashout
                         Amount            %      FICO                                 PUD        Occ.          Refi
----------------------------------------------------------------------------------------------------------------------
Full Doc               565,127,349      56%        584       79.33       40.81       87.70       95.30         67.80
Stated Doc             380,629,899      38%        614       77.60       38.52       84.30       93.50         59.90
Limited Doc             59,387,275       6%        595       80.80       39.34       88.60       94.80         66.60
NINA                                     0%
Other                                    0%
----------------------------------------------------------------------------------------------------------------------
TOTAL                1,005,144,524     100%        596       78.76       39.85       86.50       94.60         64.70
----------------------------------------------------------------------------------------------------------------------



PROPERTY TYPE
-------------

Property Type              Total Balance            WA      WA LTV      WA DTI      % Owner    % Cashout      % Full
                         Amount            %      FICO                                 Occ.         Refi        Doc.
----------------------------------------------------------------------------------------------------------------------
Single Family          767,436,036      76%        592       78.78       39.61       96.10       67.10         57.10
PUD                    101,737,412      10%        604       80.09       41.37       95.90       56.30         56.30
Townhouse                                0%
2 - 4 Family            78,874,520       8%        624       76.95       40.48       78.50       58.80         48.80
Condo                   48,168,160       5%        609       79.17       39.67       92.40       53.80         51.30
Manufactured             8,928,395       1%        590       75.88       38.76       98.10       61.80         68.50
Other                                    0%
----------------------------------------------------------------------------------------------------------------------
TOTAL                1,005,144,524     100%        596       78.76       39.85       94.60       64.70         56.20
----------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE
------------

Loan Purpose               Total Balance            WA      WA LTV      WA DTI      % SFD/    % Owner
                         Amount            %      FICO                                 PUD        Occ.
-------------------------------------------------------------------------------------------------------
Debt Consolidation                       0%
Refinance - Cashout    650,351,123      65%        588       77.48       39.58       88.00       95.00
Purchase               194,704,436      19%        627       83.34       40.04       80.30       93.00
Refinance - Rate Term  160,088,965      16%        592       78.39       40.74       87.60       94.80
Other                                    0%
-------------------------------------------------------------------------------------------------------
TOTAL                1,005,144,524     100%        596       78.76       39.85       86.50       94.60
-------------------------------------------------------------------------------------------------------



LIEN STATUS
-----------

Lien Status                Total Balance            WA      WA LTV      WA DTI      % SFD/      % Owner    % Cashout
                         Amount            %      FICO                                 PUD         Occ.         Refi
----------------------------------------------------------------------------------------------------------------------
First Lien           1,005,144,524     100%        596       78.76       39.85       86.50       94.60         64.70
Second Lien                              0%
Third Lien                               0%
----------------------------------------------------------------------------------------------------------------------
TOTAL                1,005,144,524     100%        596       78.76       39.85       86.50       94.60         64.70
----------------------------------------------------------------------------------------------------------------------



OCCUPANCY STATUS
----------------
Occupancy Type             Total Balance            WA      WA LTV      WA DTI      % SFD/      % Owner    % Cashout
                         Amount            %      FICO                                 PUD         Occ.         Refi
----------------------------------------------------------------------------------------------------------------------
Primary Residence      950,477,618      95%        595       78.98       40.01       87.90      100.00         65.00
Second Home              1,722,096       0%        621       73.20       29.98       70.30           -         42.60
Investment              52,944,810       5%        622       74.93       37.37       61.80           -         60.20
Non-owner                                0%
Other                                    0%
----------------------------------------------------------------------------------------------------------------------
TOTAL                1,005,144,524     100%        596       78.76       39.85       86.50       94.60         64.70
----------------------------------------------------------------------------------------------------------------------



SECTION 32 LOANS
----------------
                           Total Balance            WA      WA LTV      WA DTI      % SFD/      % Owner    % Cashout
                         Amount            %      FICO                                 PUD         Occ.         Refi
----------------------------------------------------------------------------------------------------------------------
Section 32 Loans                         0%
----------------------------------------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------------------------------------



TOP 5 STATES                                TOP 5 ORIGINATORS                      SERVICER
------------                                -----------------                      --------
State                      %                Originator             %               Servicer     %
----------------------------------          ---------------------------            -------------------
California                   39.25              New Century         100            Ocwen          100
Florida                       6.26
Illinois                      5.52
Texas                         4.94
Michigan                      4.38




STRESS ANALYSIS
---------------

Default Ramp - 0 to 4.5 CDR over 36 months; LIBOR Ramp: 1 month LIBOR+300 over
36 months; 12 month lag for liquidation losses, Solve for multiple of default ramp at first dollar principal loss for the following prepayment speeds:


                            25 CPR      40 CPR       60 CPR
-----------------------------------------------------------
         AA
         A
        BBB
        BBB-